APPENDIX A

to

Master Custodian Agreement

Management Investment Companies Registered with the SEC and Portfolios thereof, If Any

Wells Fargo Funds Trust

            100% Treasury Money Market Fund

            Adjustable Rate Government Fund

            Asia Pacific Fund

Asset Allocation Fund

C&B Large Cap Value Fund

C&B Mid Cap Value Fund

California Limited-Term Tax-Free Fund

California Tax-Free Fund

California Municipal Money Market Fund

Capital Growth Fund

Cash Investment Money Market Fund

Classic Value Fund

Colorado Tax-Free Fund

Common Stock Fund

Conservative Allocation Fund

Core Equity Fund

Disciplined Global Equity Fund

Disciplined U.S. Core Fund

Disciplined Value Fund

Discovery Fund

Diversified Capital Builder Fund

Diversified Equity Fund

Diversified Income Builder Fund

Diversified International Fund

Diversified Small Cap Fund

Dow Jones Target 2010 Fund

Dow Jones Target 2015 Fund

Dow Jones Target 2020 Fund

Dow Jones Target 2025 Fund

Dow Jones Target 2030 Fund

Dow Jones Target 2035 Fund

Dow Jones Target 2040 Fund

Dow Jones Target 2045 Fund

Dow Jones Target 2050 Fund

Dow Jones Target 2055 Fund

Dow Jones Target Today Fund

Emerging Growth Fund

Emerging Markets Equity Fund

Endeavor Select Fund

Enterprise Fund

Equity Value Fund

Global Opportunities Fund

Government Money Market Fund

Government Securities Fund

Growth Fund

Growth Balanced Fund

Growth Opportunities Fund

Health Care Fund

Heritage Money Market Fund

High Income Fund

High Yield Bond Fund

Income Plus Fund

Index Asset Allocation Fund

Index Fund

Inflation-Protected Bond Fund

Intermediate Tax/AMT-Free Fund

International Bond Fund

International Equity Fund

International Value Fund

Intrinsic Small Cap Value Fund

Intrinsic Value Fund

Intrinsic World Equity Fund

Large Cap Core Fund

Large Cap Growth Fund

Large Company Value Fund

Mid Cap Growth Fund

Minnesota Money Market Fund

Minnesota Tax-Free Fund

Moderate Balanced Fund

Money Market Fund

Municipal Bond Fund

Municipal Cash Management Money Market Fund

Municipal Money Market Fund

National Tax-Free Money Market Fund

New Jersey Municipal Money Market Fund

New York Municipal Money Market Fund

North Carolina Tax-Free Fund

Omega Growth Fund

Opportunity Fund

Pennsylvania Municipal Money Market Fund

Pennsylvania Tax-Free Fund

Precious Metals Fund

Premier Large Company Growth Fund

Prime Investment Money Market Fund

Short Duration Government Bond Fund

Short-Term Bond Fund

Short-Term High Yield Bond Fund

Short-Term Municipal Bond Fund

Small Cap Growth Fund

Small Cap Opportunities Fund

Small Cap Value Fund

Small Company Growth Fund

Small Company Value Fund

Small/Mid Cap Core Fund

Small/Mid Cap Value Fund

Social Sustainability Fund

Special Mid Cap Value Fund

Special Small Cap Value Fund

Specialized Technology Fund

Strategic Large Cap Growth Fund

Strategic Municipal Bond Fund

Total Return Bond Fund

Traditional Small Cap Growth Fund

Treasury Plus Money Market Fund

Ultra Short-Term Income Fund

Ultra Short-Term Municipal Income Fund

Utility & Telecommunications Fund

WealthBuilder Conservative Allocation Portfolio

WealthBuilder Equity Portfolio

WealthBuilder Growth Allocation Portfolio

WealthBuilder Growth Balanced Portfolio

WealthBuilder Moderate Balanced Portfolio

WealthBuilder Tactical Equity Portfolio

Wisconsin Tax-Free Fund

Wells Fargo Managed Account CoreBuilder Shares – Series G

Wells Fargo Managed Account CoreBuilder Shares – Series M

Asset Allocation Trust

Wells Fargo Advantage Income Opportunities Fund

Wells Fargo Advantage Multi-Sector Income Fund

Wells Fargo Advantage Utilities and High Income Fund

Wells Fargo Advantage Global Dividend Opportunity Fund

Wells Fargo Variable Trust

            VT Core Equity Fund

VT Discovery Fund

VT Index Asset Allocation Fund

VT International Equity Fund

VT Intrinsic Value Fund

VT Omega Growth Fund

VT Opportunity Fund

VT Small Cap Growth Fund

VT Small Cap Value Fund

VT Total Return Bond Fund

Wells Fargo Master Trust

            C&B Large Cap Value Portfolio

Diversified Fixed Income Portfolio

Diversified Large Cap Growth Portfolio

Diversified Stock Portfolio

Emerging Growth Portfolio

Disciplined Value Portfolio

Equity Value Portfolio

Index Portfolio

Inflation-Protected Bond Portfolio

International Equity Portfolio

International Growth Portfolio

International Index Portfolio

International Value Portfolio

Managed Fixed Income Portfolio

Short-Term Investment Portfolio

Small Cap Index Portfolio

Small Cap Value Portfolio

Small Company Growth Portfolio

Small Company Value Portfolio

Stable Income Portfolio

Total Return Bond Portfolio

On February 10, 2011, the Board of Trustees of Wells Fargo Funds Trust approved the establishment of a new fund: Dow Jones Target 2055 Fund.  The new fund will become effective on or about July 1, 2011.

2 On November 16, 2010, the Board of Trustees of Wells Fargo Master Trust approved a Plan of Liquidation and Termination (“Plan”) to effectuate the liquidation of the Small Cap Index Portfolio.  An amended Plan was subsequently approved on February 10, 2011.  The liquidation of the Small Cap Index Portfolio will occur during the first quarter of 2011.

Appendix A amended:  February 10, 2011

On February 10, 2011, the Board of Trustees of Wells Fargo Funds Trust approved the establishment of a new fund: Dow Jones Target 2055 Fund.  The new fund will become effective on or about July 1, 2011.

On November 16, 2010, the Board of Trustees of Wells Fargo Master Trust approved a Plan of Liquidation and Termination (“Plan”) to effectuate the liquidation of the Small Cap Index Portfolio.  An amended Plan was subsequently approved on February 10, 2011.  The liquidation of the Small Cap Index Portfolio will occur during the first quarter of 2011.